Exhibit 99.1

Smith & Wesson Mike Golden, President, CEO John Kelly, CFO June 2006

Smith & Wesson Holding Corporation Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company's strategies, the demand for the Company's products, the opportunity for growth of the Company, anticipated sales and operating results, customer satisfaction and cost-reduction efforts. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward- looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC.

Investment Highlights Coupling brand strength with innovation and achieving: Growth in our core handgun business Diversification into new growth markets A Seasoned Leadership Team with World Class Experience Delivering Solid Revenue & Earnings Growth Executing on the Strategy: Safety, Security, Protection, Sport Launching Innovative Products Enhancing Productivity to Fuel Margin Growth Driving Brand Value with New Licensing Partners Getting attention in Washington AMEX: SWB Shares Outstanding: 39,206,647 Price: $7.75 (at 6/16/06) Market Cap: $304 M

A Seasoned Leadership Team... Mike Golden, President, CEO Leland Nichols, COO John Kelly, CFO Tom Taylor, VP Marketing Ken Chandler, VP Operations Barbara Hunnicutt, VP Licensing MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3

Company Profile 154 Year Old American Company Largest U.S. Manufacturer/Exporter of Handguns Largest U.S. Manufacturer of Handcuffs Market Share: #1 in Revolvers, #3 in Pistols New entrant in Tactical Rifle Market 736 Employees Union-Free, U.S. Manufacturing: Springfield, Massachusetts Houlton, Maine Brand Awareness: 87%

S&W: 87% Brand Awareness Extremely high in our served markets, and in markets we do not serve today: Source: American Sports Data - Nov, 2004 A company-sponsored, 2004 survey asked consumers about their purchase intent for the following products & services. S&W ranked as follows: Revolvers #1 (served) Pistols #1 (served) Tactical Rifles #1 (entered 2006) Hunting Rifles #3 (not served) Shotguns #3 (not served) Security Systems #3 (not served) Ammunition #4 (not served)

Executing on the Strategy Yesterday: Selling Handguns in the U.S. Sporting Goods Channel Today: A Global Leader in Safety...Security...Protection...Sport

New Market Possibilities Existing Handgun Business Brand Development Innovative New Products Sporting Goods Law Enforcement Military/Federal Government International Long Guns Training/Ranges Less Lethal Ammunition Firearms Accessories Security Systems Criminal Investigation Homeland Defense Products/Services Re-invent the legacy Key to new market entry Licensing opportunities Marketing initiatives Use "Safety-Security-Protection-Sport" platform to enter new markets while driving CAGR of 14%-18% in core business in fiscal 2007. Growth Strategy

S&W MARKET REVOLVERS 54.3 149 S&W MARKET PISTOLS 46 483 $138MM REVOLVERS PISTOLS $47MM $467MM S&W 2005 (Includes Walther Products) Market 2004 2004 (CALENDAR) U.S. DOMESTIC NON-MILITARY MARKET -2005 (FISCAL) S&W SALES $52MM 38% SOURCE: BATF 2004 Excise Tax Study & Smith & Wesson Management Estimates 10% Revolver / Pistol Market: $605MM

Innovative New Products Revolvers 500 460 XVR 460 XVR S&W 1911 Family Pistols Scandium Military & Police Pistol Series

Introducing the Smith & Wesson Military & Police Pistol Engineered with input from over a dozen LE and military organizations Enhanced versatility, durability, safety Competitively priced, feature rich, designed for LE and military markets World class product introduction First units shipped December 5, 2005 23 LE dept. purchase orders in-hand 35 additional LE dept. approvals earned

Channel Management Strategy Local Law Enforcement Sporting Goods International Federal Law Enforcement & Military

Handgun Growth Strategy Growth in FY 2006: Sporting Goods Revenue: +19.4% (Q4 + 32%) Engraving/Performance Center & Commemoratives: +250% Direct Force of 30 U.S. Sales Employees New Product Support: SW460 M&P40 M&P9 M&P15 Tactical Rifle Series Consumer Promotions Focusing on "Pull" Shooting for Hawaii NASCAR Consistent consumer incentives Sporting Goods Channel

Sales Growth *In millions FY 2006 Sales into Sporting Goods Channel 8% 8% 24% 32%

Handgun Growth Strategy Growth in FY 2006 : Military/Federal Law Enforcement: $11.0M versus $0 in FY 2005 Experienced Leadership: Ernest Langdon Highly-regarded in law enforcement & military arena Military Orders Received: Four Orders (75K units) from U.S. Government for Afghanistan Army Major lobbying firm is driving: Increased visibility in Washington for new contracts Regular CEO & COO visits to Washington, DC New Product Support: M&P9 and M&P40 Polymer Pistols M&P15 Tactical Rifles Military/Federal Government Channel

Handgun Growth Strategy Experienced Leadership: Bryan James, Dir. Law Enforcement Sales, formerly Glock Expanded Sales Organization: 8 Regional Sales Managers, including top Glock sales execs New Product Support: M&P40 aimed at domestic law enforcement Orders received from 23 law enforcement agencies Approvals received from 35 additional agencies M&P9 Launched May, 2006: Domestic & international focus M&P15 & M&P15T - Providing police with SWAT capability Law Enforcement Channel

Handgun Growth Strategy Growth in FY 2006 : +58% Established & expanding sales channel and revenue base Upgrading sales agents to enhance contacts in police/military Europe, Latin America, Asia, Middle East New Product Support: M&P9: Domestic & international markets (NATO approved) Lobbying focus: Shorten Federal export approval timeline Raise $1,000,000 Congressional approval export threshold International Channel

Outsource License Manufacture Long Guns Training/Ranges Ammunition Security Systems Criminal Investigation Homeland Defense Products/Services Less Lethal Tactical Rifles Hunting Rifles Shotguns Options: Decline Opportunity Acquire Safety...Security...Protection...Sport New Market Opportunities & Options

Entering New Markets: Tactical Rifles

- **Consumers say S&W should be in tactical rifles**
- **Tactical rifles are the fastest growing segment in the long gun market**
- **Sporting Goods channel is underserved by premium tactical rifles**
- **M&P15 & M&P15T are expansions of Military & Police family of products**

2004 U.S. DOMESTIC NON-MILITARY MARKET


Bolt Action Rifles
$510MM
52% Share
Shotguns
$346MM
35% Share
Tactical Rifles
$132MM
13% Share

SOURCE: BATF 2004 Excise Tax Study and Smith & Wesson Management Estimates

Smith&Wesson

Smith & Wesson M&P15 Rifle Series Concept to first shipment: 6 months Test & evaluation unit requests from 80 law enforcement agencies 10 LE orders received: Including Las Vegas Metro P.D. Target: 10%-15% market share in year one "If you're a fan of the M4A1 Carbine, I can assure you that the new M&P Carbine is as good as it gets." - Gary Paul Johnson, SWAT Magazine, SHOT Show Edition

Driving Brand Value: Licensing Upgrading Licensee Portfolio: Sentry Safe Radiator Specialty (gun cleaning products) Hats and Tees Automotive Aftermarket Accessories New Possibilities: Monitored Security Systems, Ammunition Focus: Use licensing to enter new markets, serve brand loyalty opportunities, and aggressively pursue initiatives that fall within: Safety...Security...Protection...Sport & Brand Loyalty

The Brand: Re-Inventing a Legacy Yesterday: An Inconsistent Message to a Limited Audience Today: A "Loud" and Visible Brand With a Consistent Message to a Diverse Audience

NASCAR Customer Affinity Programs: The Brand: Marketing Initiatives

Enhancing Productivity Achievements through FY 2006: Held inventory flat while growing sales +27% On time delivery improved from 60% to 85% Machine uptime improved from 60% to 80% Implementing Smith & Wesson Operating System Based on Toyota Production System Problem-Solving Process Development Standardize approach & deliver solutions faster Equipment Technology Upgrade Technology Cell - Pistol Manufacturing New machining / Equipment re-furbishing Strong Team Supporting: Operations and new product development

Legislative Environment 32 26 13 4 10 5 4 2 8 Protection of Lawful Commerce in Arms Act Signed into law October, 2005 Pursuing Opportunities in Washington to: Raise Export Approval Threshold Secure U.S. Military Pistol Opportunity Supply Iraq / Afghanistan Weapons & Restraints Win Federal Agency Orders (FBI, NSA, DEA, etc.)

Income Statement Summary *In millions except for per share data Sales +27% Net Income +67%

Balance Sheet Summary *In Millions

Annual Guidance

	FY2007 Guidance	FY2006 Actual	FY2005 Actual
New Product Sales	$180-$186MM +14-18%	+157.9MM	$124.0MM
Income	$12.5-13.5MM	$8.7M	$5.2MM
Earnings per Fully Diluted Share:	$0.30-$0.32	$0.22	$.14

Smith&Wesson®

Investment Highlights Coupling brand strength with innovation and achieving: Growth in our core handgun business Diversification into new growth markets A Seasoned Leadership Team with World Class Experience Delivering Solid Revenue & Earnings Growth Executing on the Strategy: Safety, Security, Protection, Sport Launching Innovative Products Enhancing Productivity to Fuel Margin Growth Driving Brand Value with New Licensing Partners Getting attention in Washington AMEX: SWB Shares Outstanding: 39,206,647 Price: $7.75 (at 6/16/06) Market Cap: $304 M